   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 2000
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-1

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                         ------------------------------

                      WILSON GREATBATCH TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                        3692                    16-1531026
 (State or Other Jurisdiction        (Primary Standard          (I.R.S. Employer
     of Incorporation or                Industrial           Identification Number)
        Organization)           Classification Code Number)

                         ------------------------------

                              10,000 WEHRLE DRIVE
                            CLARENCE, NEW YORK 14031
                                 (716) 759-6901
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                         ------------------------------

                               EDWARD F. VOBORIL
          PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
                      WILSON GREATBATCH TECHNOLOGIES, INC.
                              10,000 WEHRLE DRIVE
                            CLARENCE, NEW YORK 14031
                                 (716) 759-6901
(Name, Address Including Zip Code, and Telephone Number, Including Area Code, of
                               Agent for Service)
                         ------------------------------

                                   COPIES TO:

          STEVEN D. RUBIN, ESQ.                             STEPHEN E. OLDER, ESQ.
        WEIL, GOTSHAL & MANGES LLP                          EDWARD D. SOPHER, ESQ.
        700 LOUISIANA, SUITE 1600                 AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
           HOUSTON, TEXAS 77002                               590 MADISON AVENUE
              (713) 546-5000                               NEW YORK, NEW YORK 10022
                                                                (212) 872-1000

                         ------------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ File No. 333-37554

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
------------

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
------------

    If delivery of this prospectus is expected to be made pursuant to Rule 434, check the following box. / /
                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

                                           AMOUNT        PROPOSED MAXIMUM        PROPOSED MAXIMUM
          TITLE OF EACH CLASS               TO BE         OFFERING PRICE            AGGREGATE               AMOUNT OF
    OF SECURITIES TO BE REGISTERED       REGISTERED         PER SHARE           OFFERING PRICE (1)       REGISTRATION FEE
                                           345,000
Common stock, par value $.001 per share    shares             $16.00                $5,520,000                $1,458

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o).

--------------------------------------------------------------------------------
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
                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

                                EXPLANATORY NOTE

    This Registration Statement on Form S-1 is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (File No. 333-37554), filed by Wilson Greatbatch Technologies, Inc., a Delaware corporation (the "Company"), with the Securities and Exchange Commission (the "Commission") on May 22, 2000, as amended by (i) Amendment No. 1 to Registration Statement on Form S-1 filed by the Company on July 3, 2000, (ii) Amendment No. 2 to Registration Statement on Form S-1 filed by the Company on July 7, 2000, (iii) Amendment No. 3 to Registration Statement on Form S-1 filed by the Company on August 3, 2000,
(iv) Amendment No. 4 to Registration Statement on Form S-1 filed by the Company on August 18, 2000, (v) Amendment No. 5 to Registration Statement on Form S-1 filed by the Company on August 25, 2000 and (vi) Amendment No. 6 to Registration Statement on Form S-1 filed by the Company on September 25, 2000 (as amended, the "Registration Statement"), which was declared effective by the Commission on September 28, 2000, are incorporated herein by reference.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    All exhibits filed with or incorporated by reference in the Company's Registration Statement (File No. 333-37554), as amended, are incorporated by reference into, and shall be deemed a part of, this Registration Statement, except the following which are filed herewith or specifically incorporated by reference herein to the Company's Registration Statement (File No. 333-37554), as amended. Where so indicated by footnote, exhibits which were previously filed are incorporated by reference. For exhibits incorporated by reference, the location of the exhibit in the previous filing is indicated.

    (A) EXHIBITS

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
        5.1             Opinion of Weil, Gotshal & Manges LLP

       23.1             Consent of Deloitte & Touche LLP

       23.2             Consent of Grant Thornton LLP

       23.3             Consent of Weil, Gotshal & Manges LLP (included in Exhibit
                        5.1)

       24.1*            Power of Attorney

------------------------

* Incorporated by reference to Exhibit 24.1 to the Registration Statement (File No. 333-37554) filed on May 22, 2000.

    (B) FINANCIAL STATEMENT SCHEDULES

    None.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Clarence, New York, on September 28, 2000.

                                                       WILSON GREATBATCH TECHNOLOGIES, INC.

                                                       By:  /s/ LARRY T. DEANGELO
                                                            -----------------------------------------
                                                            Larry T. DeAngelo
                                                            Vice President, Administration
                                                            and Secretary

    Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

                 NAME                                     TITLE                          DATE
                 ----                                     -----                          ----
        /s/ EDWARD F. VOBORIL *          President, Chief Executive Officer and
    -------------------------------        Chairman of the Board (principal       September 28, 2000
           Edward F. Voboril               executive officer)

        /s/ ARTHUR J. LALONDE *          Vice President, Finance and Treasurer
    -------------------------------        (principal financial and accounting    September 28, 2000
           Arthur J. Lalonde               officer)

         /s/ DAVID L. JAFFE *            Director
    -------------------------------                                               September 28, 2000
            David L. Jaffe

         /s/ ROBERT E. RICH *            Director
    -------------------------------                                               September 28, 2000
            Robert E. Rich

        /s/ DOUGLAS E. ROGERS *          Director
    -------------------------------                                               September 28, 2000
           Douglas E. Rogers

           /s/ HENRY WENDT *             Director
    -------------------------------                                               September 28, 2000
              Henry Wendt

        /s/ DAVID M. WITTELS *           Director
    -------------------------------                                               September 28, 2000
           David M. Wittels

*By:  /s/ LARRY T. DEANGELO
      --------------------------
      Larry T. DeAngelo
      Attorney-in-Fact

                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
        5.1             Opinion of Weil, Gotshal & Manges LLP

       23.1             Consent of Deloitte & Touche LLP

       23.2             Consent of Grant Thornton LLP

       23.3             Consent of Weil, Gotshal & Manges LLP (included in Exhibit
                        5.1)

       24.1*            Power of Attorney

------------------------

* Incorporated by reference to Exhibit 24.1 to the Registration Statement (File No. 333-37554) filed on May 22, 2000.